UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       October 28, 2004
                                                 -------------------------------

                             FREEDOM DEPOSITORY, LLC
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                 333-113527-01               72-1545842
---------------------------  -----------------------  --------------------------
  (State of Incorporation   (Commission File Number)       (I.R.S. Employer
     or Organization)                                     Identification No.)

             7801 North Capital of Texas Highway
                          Suite 300
                         Austin, Texas                          78731
                   ----------------------                -------------------
          (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code   (512) 342-3000
                                                   ------------------


                                      None
                            ------------------------
           (For name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  OTHER EVENTS

         On October 28, 2004, Freedom Depository, LLC ("Freedom") transferred $2,000,000 principal balance of 7.375% Notes due 2011 issued by Ford Motor Credit Company and $2,000,000 principal balance of 7.25% Notes due 2011 issued by General Motors Acceptance Corporation to the USAutos Series 2004-1 Trust established by Freedom, which issued Freedom Certificatessm, USAutos Series 2004-1, Class A Certificates pursuant to a standard terms for trust agreements, dated as of October 1, 2004, between Freedom and U.S. Bank Trust National Association, not in its individual capacity but solely as trustee (the "TRUSTEE"), as supplemented by a series supplement thereto, dated as of October 28, 2004 (the "SERIES SUPPLEMENT" ), between Freedom and the Trustee. The Class A Certificates were purchase by Amherst Securities Group, L.P. from Freedom pursuant to an underwriting agreement, dated October 21, 2004, between Freedom and Amherst.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Not applicable.

          (b)     Not applicable.

          (c)     Exhibits:

                   4.1 Form of Series Supplement, dated of October 28, 2004.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FREEDOM DEPOSITORY, LLC



                                       By:   /s/ Sean A. Dobson
                                           -------------------------------
                                              Name:  Sean A. Dobson
                                              Title: President

Date:  November 3, 2004